Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of RenovoRx, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronald B. Kocak, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2025	By:	/s/ Ronald B. Kocak
Ronald B. Kocak VP Controller and Principal Accounting Officer (Principal Financial Officer)